UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2010

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 18, 2010, First Chester County Corporation (“First Chester”), the holding company for First National Bank of Chester County, mailed to its shareholders a letter requesting that shareholders of First Chester vote “FOR” approval of the Agreement and Plan of Merger with Tower Bancorp, Inc., as amended, and enclosing a copy of First Chester’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

A copy of the letter to shareholders and a complete copy of the Form 10-Q are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Additional Information About the Transaction

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Tower has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which has been declared effective by the SEC and includes a joint proxy statement/prospectus and other relevant documents that have been distributed to the shareholders of Tower and First Chester. Tower and First Chester shareholders are urged to read the registration statement and the joint proxy statement/prospectus relating to the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You can obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and First Chester, free of charge from the SEC’s Internet site (www.sec.gov), by contacting Tower Bancorp, Inc., 112 Market Street, Harrisburg, Pennsylvania 17101, Attention: Brent Smith, Investor Relations, telephone 717-724-4666 or by contacting First Chester Financial Corporation, 9 North High Street, West Chester, Pennsylvania 19381 Attention: John Stoddart, Investor Relations, telephone 484-881-4141.

Participants in the Transaction

Tower, First Chester and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Tower and First Chester shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Tower and First Chester shareholders in connection with the proposed transaction is set forth in the joint proxy statement/prospectus filed with the SEC. You can also find information about Tower’s executive officers and directors in its definitive proxy statement filed with the SEC on April 23, 2010, which is available at the SEC’s Internet site (www.sec.gov). Information about First Chester’s executive officers and directors is set forth in its Form 10-K filed with the SEC on July 27, 2010, which is available at the SEC’s Internet site. You can also obtain free copies of these documents from Tower or First Chester, as appropriate, by contacting their Investor Relations department.

This document is not an offer to sell shares of Tower’s securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Letter to Shareholders of First Chester County Corporation dated November 18, 2010.

99.2	Quarterly Report on Form 10-Q of First Chester County Corporation for the quarter ended September 30, 2010, filed on November 9, 2010 (SEC File No. 001-34500).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Date: November 18, 2010	By:	/S/ ANDREW S. SAMUEL
Andrew S. Samuel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Shareholders of First Chester County Corporation dated November 18, 2010.

99.2	Quarterly Report on Form 10-Q of First Chester County Corporation for the quarter ended September 30, 2010, filed on November 9, 2010 (SEC File No. 001-34500).